Exhibit 99.1

Bunker Hill Announces Effective Date of Reverse Stock Split

and Update to C$30 Million LIFE Offering

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA, March 4, 2026 — Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR | OTCQB: BHLL), announces that, further to its news release dated February 9, 2026, the effective date of its one-for-thirty-five reverse stock split (“Reverse Stock Split”) of the Company’s common stock, par value US$0.000001 (“Common Stock”) and preferred stock, par value US$0.000001 (“Preferred Stock”). The Reverse Stock Split will be effective as of March 6, 2026 (the “Consolidation Date”), and the shares of Common Stock (the “Common Shares”) will commence trading, on a consolidated basis, on the TSX Venture Exchange (the “TSXV”) at market opening on the Consolidation Date. Bunker Hill also wishes to announce, further to its news releases dated February 9, 2026 and February 13, 2026, certain amendments to its LIFE offering of up to 159,735,000 units1 (the “LIFE Units”) of the Company (the “LIFE Offering”), inclusive of the Agents’ Option (as defined herein), as further described below.

Reverse Stock Split

The Company’s name will be unchanged and the Common Shares will continue to trade under the symbol “BNKR” on the TSXV. Bunker Hill’s new CUSIP Number after the Reverse Stock Split will be 120613823 and the new ISIN number will be US1206138232.

As of close of business on March 2, 2026, there were 1,407,494,573 Common Shares issued and outstanding. Immediately following the Reverse Stock Split, a total of approximately 40,214,130 Common Shares are expected to be issued and outstanding, subject to adjustments for rounding. Assuming completion of the LIFE Offering and the issuance of up to 159,735,000 Life Units1 of the Company on the Closing Date (as defined below), which assumes full exercise of the over-allotment option by the Agents, there are expected to be a total of approximately 44,777,988 Common Shares issued and outstanding on a post-consolidation basis, subject to adjustments for rounding. As of the date hereof, there are no shares of Preferred Stock outstanding and as such there will be no shares of Preferred Stock outstanding following the LIFE Offering and Reverse Stock Split. No fractional shares will be issued as a result of the Reverse Stock Split.

The Reverse Stock Split was approved by a majority of the Company’s stockholders, by way of written consent, on January 27, 2026. The Reverse Stock Split remains subject to the approval of the TSXV and all figures referenced herein are therefore subject to change.

Amended and Restated LIFE Offering Document

In connection with the LIFE Offering, approximately 138,900,000 LIFE Units will be offered by the Company by way of (i) a “best efforts” private placement in each of the provinces and territories of Canada, other than Québec, the United States and jurisdictions outside of Canada and the United States. pursuant to an agency agreement to be entered into on or around March 5th, 2026 (the “Closing Date”), among the Company, a lead agent and bookrunner, and a syndicate of agents (the “Agents”); and (ii) a non-brokered private placement to purchasers in Canada, excluding Québec, the United States and jurisdictions outside of Canada and the United States. The Agents may sell up to an additional 20,835,000 LIFE Units pursuant to the Agents’ Option.

In addition, the Company wishes to clarify that the Reverse Stock Split will be effective as 12:01 a.m. (PST) on March 6, 2026.

An updated copy of the LIFE Offering document related to this LIFE Offering can be accessed under the Company’s SEDAR+ profile at www.sedarplus.ca and on the Company’s website at: www.bunkerhillmining.com.

On behalf of Bunker Hill Mining Corp.

Sam Ash

President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

1 As further described in the Company’s news releases dated February 9, 2026 and February 13, 2026, the Company has granted the Agents an option to sell up to an additional 15% of the LIFE Offering in LIFE Units at the same issue price, being C$0.18 per LIFE Unit, exercisable in whole or in part at any time up to 48 hours prior to the Closing Date (the “Agents’ Option”).

Cautionary Statements

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding the Reverse Stock Split, including the Consolidation Date; completion of the LIFE Offering; the receipt of the approval of the TSXV; the Company’s ability to secure sufficient project financing to complete the construction of the Bunker Hill Mine and move it to commercial production in a manner that maximizes shareholder value.

Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: Bunker Hill’s ability to receive sufficient project financing for the construction of the Bunker Hill Mine on an acceptable timeline, on acceptable terms, or at all; our ability to service our existing debt and meet the payment obligations thereunder; further drilling and geotechnical work supporting the planned restart and operations at the Bunker Hill Mine; the future price of metals; and the stability of the financial and capital markets. Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the U.S. Securities and Exchange Commission (the “SEC”) and with applicable Canadian securities regulatory authorities, and the following: Bunker Hill’s ability to use the net proceeds of the LIFE Offering in a manner that will increase the value of stockholders’ investments; the dilution of current stockholders as a result of the consummation of the LIFE Offering; the Company’s ability to obtain all necessary regulatory and stock exchange approvals with respect to the LIFE Offering and the Reverse Stock Split, including the approval of the TSXV; Bunker Hill’s ability to operate as a going concern and its history of losses; Bunker Hill’s inability to raise additional capital for project activities, including through equity financings, concentrate offtake financings or otherwise; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; further geotechnical work not supporting the continued development of the Bunker Hill Mine or the results described herein; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to raise sufficient project financing, on acceptable terms or at all, to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; the Company requiring additional capital expenditures than anticipated, resulting in delays in the expected restart timeline; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives, or whether and when the Company will achieve its operational and construction targets. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov).